KPMG Peat Marwick LLP


                                                  Exhibit 23.1


                       Independent Auditor's Consent


The Board of Directors
Arrow-Magnolia International, Inc.:


We consent to the incorporation by reference in the Registration
Statement on Form S-8 of Arrow-Magnolia International, Inc. of our report dated February 11, 1997, appearing in the annual report on Form 10-KSB for the fiscal year ended December 31, 1996.




                              KPMG PEAT MARWICK LLP




Dallas, Texas
March 10, 1998